PARNASSUS FUNDS®

QUARTERLY REPORT  ◾  SEPTEMBER 30, 2018

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q3 2018

November 2, 2018

Dear Shareholder,

The stock market rallied in the third quarter, with the S&P 500 Index posting a gain of 7.71%, its best return since the fourth quarter of 2013. The Russell Midcap Index returned an even 5.00%. The bullish sentiment on Wall St. reflects an overall positive mood in the economy. For the month of September, the Conference Board reported that the consumer confidence index reached an 18-year high. This means that American consumers are more confident now than they have been at any time since the euphoric summer of 2000. There are many factors supporting this upbeat assessment, including an economy growing better than 4%, an unemployment rate under 4% and a benign inflation rate of 2%.

Our top performing fund this year has been our flagship offering, the Parnassus Core Equity Fund. I’m pleased to report that this fund outperformed the S&P 500 and its Lipper peer group during the third quarter, and that its year-to-date return is now over 10%. Our other funds haven’t done as well this year, but they still boast attractive long-term track records. Based on this history and the quality and depth of our investment team, I’m confident that performance will improve soon. Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the Funds.

New Employees

We added three people to our investment team during the quarter. Andrew Choi joined the firm as a Senior Research Analyst. His prior experience includes working in management consulting at Deloitte and interning at Parnassus. Andrew earned an MBA from Harvard Business School, and a bachelor’s degree in chemistry from Princeton University. He is originally from New Jersey, and he enjoys weightlifting, being outdoors and drinking great coffee.

Marissa LaFave is a Research Analyst who specializes in integrating environmental, social and governance (ESG) research into the firm’s investment process. Prior to joining Parnassus, Marissa was a Shareholder Advocate at Green Century Capital Management and an Advisory Committee member of two UN Principles for Responsible Investment (UNPRI) investor working groups. Marissa graduated summa cum laude from Boston University with a bachelor’s degree in environmental policy and energy.

Isaac Macieira-Kaufmann, another former Parnassus intern, joined our team as a Research Analyst. His prior experience includes working at Acttao, a startup in Beijing and Kendo Holdings in San Francisco. Isaac received his bachelor’s degree in commerce from McGill University, where he served as VP of Finance for Photofund, a student-led charitable organization.

Two people joined the firm to strengthen our client service capabilities. Thomas Ganey is our Institutional Client Service Manager. Prior to joining Parnassus, Thomas was the lead analyst covering domestic equity strategies in the Mutual Fund Research group at Raymond James Financial. Thomas earned his bachelor’s and master’s degrees in finance from the University of Florida. He holds the Series 7 securities license and is a member of the Chartered Financial Analyst (CFA) Society of San Francisco.

Shelby Fabianac is our new Advisor Relations Associate. Shelby recently graduated from the University of San Francisco, where she earned a bachelor’s degree in finance with summa cum laude honors. While in college, Shelby worked at Parnassus part-time and was a teaching assistant in the School of Management.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of September 30, 2018, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $50.11, resulting in a gain of 6.39% for the third quarter. This compares to a gain of 7.71% for the S&P 500 Index (“S&P 500”) and a gain of 5.70% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2018.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2018

Parnassus Fund Investor Shares	8.71	12.32	11.36	12.34	0.84	0.84

Parnassus Fund Institutional Shares	8.86	12.47	11.45	12.40	0.69	0.69

S&P 500 Index	17.91	17.31	13.95	11.97	NA	NA

Lipper Multi-Cap Core Average	14.03	14.15	11.04	10.40	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 8.93%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Fund – Investor Shares gained 6.39% for the quarter, trailing the S&P 500 by 132 basis points (one basis point is 1/100th of one percent). Sector allocation helped our relative performance, with the most beneficial effects coming from our underweight positions in two underperforming sectors, energy and communication services. However, the negative impact of our stock selection outweighed the positive impact of our sector allocation. Our biggest loser was New York City-based Signature Bank, which subtracted 31 basis points from the Fund’s return as its total return was a negative 9.7% (for this report, we will quote total return to the portfolio, which includes price change and dividends). The stock fell after the interest rate spread between the bank’s loans and deposits contracted more than expected, and management said the spread would contract further next quarter. While spread compression is a concern, there were some bright spots in the quarter. Signature received regulatory approval to expand into California, which has the potential to meaningfully increase its earnings. The bank also announced its first ever quarterly dividend, and is utilizing its excess capital to repurchase up to $500 million of stock at its currently depressed valuation.

Public Storage, the largest owner of self-storage facilities, hurt the Fund’s return by 30 basis points, as its total return was a negative 10.3%. The stock dropped after the company’s same store sales growth decelerated to 1.5%, as new supply is pushing down occupancy rates across the self-storage industry. We’re holding onto our position because Public Storage’s concentration in fast-growing, supply-constrained markets like Los Angeles, San Francisco and Seattle should protect it from the worst of the downturn. The company’s

PARNASSUS FUNDS	Quarterly Report • Q3 2018

pristine balance sheet also provides it with the flexibility to opportunistically acquire smaller competitors, which could boost Public Storage’s growth as the new supply is absorbed and the industry recovers.

eBay, best known for its global online marketplace, subtracted 25 basis points from the Fund’s return, as its total return was a negative 8.9%. The stock slumped after management lowered the company’s full-year revenue growth outlook from 7%-9% to 6%-7%, due to a deceleration in its core Marketplace segment and weaker ticket sales at its StubHub segment. Despite the recent weakness, we remain optimistic that eBay’s new marketing and platform enhancements, including its own payments service, will drive earnings higher.

Our best performer was luxury hotelier Belmond, which contributed 128 basis points to the Fund’s return as its stock earned a total return of 63.7%. The shares jumped after the company announced it will review strategic alternatives to enhance shareholder value, including a possible sale. We’re pleased that Belmond’s Board of Directors is undertaking this review, and we believe there is significant underlying value in the company’s collection of timeless hotels.

Drug store chain CVS Health increased the Fund’s return by 104 basis points as the total return of the stock was 23.3%. Shares moved higher after the company announced better than expected earnings and raised earnings guidance for the year. Investors have been concerned about CVS’s exposure to retained rebates, but management disclosed its exposure accounts for only 3% of earnings, much lower than investors feared. The stock continued to move higher toward the end of the quarter after the Department of Justice approved Cigna’s acquisition of Express Scripts. The announcement boosted investors’ confidence that CVS’s proposed acquisition of Aetna would gain regulatory approval as well.

Thomson Reuters provides information and data for professionals in the legal, tax, accounting and financial sectors. Its stock generated a total return of 14.2%, adding 78 basis points to the Fund’s return. The shares rose as revenue growth accelerated in its Legal segment. The shares continued to move higher after the company launched a $9 billion share repurchase offer, using some of the $17 billion in proceeds it will receive from the sale of a 55% interest in its Financial segment to Blackstone.

Outlook and Strategy

The S&P 500 soared 7.71% during the third quarter, the index’s best quarterly return since 2013. Investors cheered strong U.S. economic data, surging consumer confidence, and the stimulative effect of low long-term interest rates. Growth stocks continued their amazing run, as the S&P 500 Growth Index gained 8.9% compared to 5.2% for the S&P 500 Value Index, marking an abnormal seventh consecutive quarter of Growth outpacing Value. As a result, our contrarian investing style continued to be out of favor, and we lagged the S&P 500.

Parnassus Fund as of September 30, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

We don’t know exactly when Value stocks will rotate back into favor, but history suggests we’re getting close. In the past 25 years, Growth’s current seven-quarter streak of outperformance has only been matched once, and it has never reached eight consecutive quarters. We see two outcomes that could improve sentiment toward Value stocks.

The first outcome is that long-term interest rates could rise. The combination of higher wages from the historically tight labor market, escalating oil prices due to global supply disruptions and tariffs on Chinese imported goods seems likely to cause an acceleration in inflation, which would push long-term bond yields up. Since investors are paying up for future growth in Growth stocks, higher long-term interest rates mean that the discounted present value of this growth would be worth less.

The second outcome that could cause a rotation in sentiment towards Value would be an economic slowdown. While the stock market is hitting all-time highs, bond investors don’t share the same rosy outlook. The difference between the 10-year

Quarterly Report • Q3 2018	PARNASSUS FUNDS

U.S. Treasury yield and the 2-year U.S. Treasury yield, known as the yield curve, indicates the additional compensation that bond investors are demanding to protect against inflation. When the yield curve flattens, it’s signaling that bond investors expect economic growth to slow. The yield curve ended the quarter at a meagre 25 basis points, its narrowest reading since 2007. If bond investors are right and economic growth slows, the stock market would likely fall. In this case, we expect Value stocks would decline less than Growth due to their significantly lower valuations.

Despite the market hitting all-time highs, we identified an attractive opportunity and initiated a new position in Trimble. Trimble is the leading provider of GPS positioning and precision-measurement products that increase the efficiency of construction workers, farmers and truck drivers. We believe the company’s innovative new products and software offerings should drive earnings growth for many years.

We sold two stocks during the third quarter. We decided to harvest our gains on truck broker C.H. Robinson after the stock soared along with truckload rates over the past year. We also sold renewable energy financier Hannon Armstrong, because we became concerned about the sustainability of the company’s dividend. Given the equity market’s huge rally since March of 2009, and the warning signal the flattening yield curve is sending, we’ve been increasing our concentration in our favorite stocks. Our top 10 holdings now represent 44% of the Fund, and we’ve pared our number of holdings to 32.

We’re stock pickers, not macro-economists, so we focus on the business prospects for each of our companies. We believe our concentrated portfolio of socially responsible companies with sustainable competitive advantages is well-positioned to outperform, regardless of whether equity or fixed income investors are proven correct during this 10th year of the current bull market.

Yours truly,

Robert J. Klaber	Ian E. Sexsmith
Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2018

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2018, the net asset value (NAV) of the Parnassus Core Equity Fund – Investor Shares was $46.74. After taking dividends into account, the total return for the third quarter was a gain of 7.88%. This compares to a return of 7.71% for the S&P 500 Index (“S&P 500”) and 5.33% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Core Equity Fund – Investor Shares posted a return of 10.43% versus a gain of 10.56% for the S&P 500 and return of 4.72% for the Lipper average.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund has outperformed the Lipper average for all periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2018

Parnassus Core Equity Fund Investor Shares	16.52	14.20	12.20	11.33	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	16.74	14.42	12.41	11.55	0.64	0.64

S&P 500 Index	17.91	17.31	13.95	11.97	NA	NA

Lipper Equity Income Fund Average	10.59	13.03	9.75	9.57	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.61%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Core Equity Fund – Investor Shares gained 7.88% for the quarter, which beat the S&P 500 by 17 basis points (one basis point is 1/100th of one percent). The Fund’s outperformance was driven by positive stock selection, highlighted by strong returns in the communications services, consumer staples and consumer discretionary sectors. The Fund’s overall sector allocations neither added to nor subtracted from performance relative to the S&P 500.

Given our strong performance, only two stocks trimmed the Fund’s return by 10 basis points or more. The stock of Public Storage, the largest owner of self-storage facilities, returned negative 10.3% (for this report, we will quote total return to the portfolio, which includes price change and dividends), reducing the Fund’s return by 20 basis points. The stock fell after the company’s same store sales growth decelerated to 1.5%, with new supply pushing down occupancy rates across the self-storage industry. We’re holding onto our position because Public Storage’s concentration in fast-growing, supply-constrained markets like Los Angeles, San Francisco and Seattle should protect it from the worst of the industry downturn. The company’s pristine balance sheet also provides it with the flexibility to opportunistically acquire smaller competitors, which could boost Public Storage’s growth as the new supply is absorbed and the industry recovers.

MDU Resources, a company that operates utility, construction materials and services businesses, reduced the Fund’s return by 18 basis points, as its stock posted a 9.8% loss. While MDU’s utility business is performing well, the construction materials division had weaker-than-expected results despite the strong economy. MDU has high

Quarterly Report • Q3 2018	PARNASSUS FUNDS

quality materials assets in good construction markets, and we expect improvement in this segment during the remainder of 2018.

Four stocks added at least 48 basis points to the Fund’s quarterly return. Drug store chain CVS Health increased the Fund’s return by 105 basis points, as the stock gained 23.3%. Shares moved higher after the company announced better-than-expected earnings and raised earnings guidance for the year. Investors have been concerned about CVS’s exposure to retained rebates in its pharmacy benefits management (PBM) segment, but management disclosed that its exposure accounts for only

3% of earnings, much lower than investors feared. The stock continued to move higher toward the end of the quarter after the Department of Justice approved Cigna’s acquisition of Express Scripts. This announcement boosted investors’ confidence that CVS’s proposed acquisition of Aetna would gain regulatory approval early in the fourth quarter.

Disney, the media conglomerate that owns well-known brands including Pixar, Marvel and Lucasfilm, returned 12.5%, adding 55 basis points to the Fund’s return. The company’s park and resort businesses continued to excel, demonstrating strong growth and rising margins. Disney’s studio entertainment segment continued to set box office records with blockbuster films, such as Incredibles 2, the highest grossing domestic animated film of all time. Despite this success, Disney’s stock trades at a discount to the S&P 500 based on its price-to-earnings multiple. Investors have largely focused on the risks associated with the company’s direct-to-consumer (DTC) efforts, including the Disney-branded streaming product, which is expected to launch in 2019. After the acquisition of 21st Century Fox closes, we believe Disney’s prospects will remain bright as it will be even better positioned with its valuable, hard-to-replicate portfolio of content.

Apple, maker of the iPhone, added 48 basis points to the Fund’s return as the company’s stock returned 22.4%. Although Apple achieved only moderate growth in iPhone unit sales, the popularity and success of iPhone X increased average selling prices. This outcome, along with high growth from Apple’s services and wearables businesses, helped drive their strong performance.

Mastercard, the leading payments company, had another fantastic quarter, adding 48 basis points to the Fund’s return as the stock gained 13.4%. The company reported robust 18% revenue growth last quarter and continues to benefit from a collection of new partnerships.

Parnassus Core Equity Fund as of September 30, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The economic backdrop remains positive for our portfolio companies to grow earnings during the final quarter of 2018. GDP expanded about 4% during the third quarter, according to the Federal Reserve Bank of Atlanta, while consumer confidence rose to 138 in September, up from 135 in August. The September level is not far from the all-time high of 145 reached in 2000. At the same time, the U.S. unemployment rate of 3.9% is near a generational low. This strength was underscored by Fed Chairman Jerome Powell in a speech delivered on October 2nd when he said that “the economy looks extraordinarily strong.”

While we agree with Chairman Powell’s current economic assessment, we’re concerned that cyclical factors could be unsustainably boosting growth. First, corporate earnings soared this year, in part due to the significant tax cut signed into law at the end of 2017. This additional cash flow spurred major stock buybacks, dividends, acquisitions and other investments. At the same time, increased government spending has not only stimulated the economy but has also produced a large budget deficit. Another concern is that the potential exists for significantly higher interest rates in 2019. While the Federal Reserve’s rate increases have been measured during 2018, many of our portfolio companies have been raising prices to offset cost increases. This could be a precursor to rising inflation and even higher interest rates, which – after a decade of easy monetary policy – could slow the economy. Finally, geopolitical tensions, including potentially more trade tariffs and policy uncertainty due to the upcoming mid-term elections, could impact growth in 2019.

PARNASSUS FUNDS	Quarterly Report • Q3 2018

Moving to the stock market, in September we saw the largest sector classification change since the Global Industry Classification Standard (GICS®) was established in 1999. The growth of internet and media companies has profoundly impacted both individual stock weights and GICS sector weights within the S&P 500. Because of these changes, more than 10% of the S&P 500’s market cap was shaken up this quarter, with significant modifications to the information technology and consumer discretionary sectors. The telecommunications sector was renamed communication services and its parameters were broadened to include companies that facilitate communication and offer content and information through various types of media. The changes increased the weight of communication services relative to the retired telecommunications sector, while reducing the weight of the information technology and consumer discretionary sectors within the S&P 500.

This reshuffling shifted some of the biggest and most popular companies into the new communication services sector, with names like Facebook, Alphabet (Google’s parent company) and Twitter moving out of the old technology grouping. The updated technology sector is now more oriented toward software, hardware and semiconductor companies, and is now more concentrated in specific names such as Apple, Microsoft and Intel. The communication services sector also absorbed some consumer discretionary stocks, specifically from its media wing, including Disney, Netflix and 21st Century Fox. The new communication services sector makes up roughly 10% of the S&P 500’s market cap, a significant jump compared to the ~2% weight of the former telecommunication services sector. These changes have updated industry nomenclature to better reflect the market’s evolution.

Focusing on the implications for our fund, Alphabet moved to the communication services sector. This reduced our exposure to the technology sector by about a quarter. Disney, another large holding of the Fund, also moved into the new communications services sector, which trimmed the Fund’s exposure to consumer discretionary companies by almost half. As a result, the Fund, which had no exposure to the old telecom group, now has approximately 9% allocated to the communications services sector.

For sectors not impacted by the GICS reclassification, the portfolio’s positioning hasn’t changed much since last quarter. The Fund is significantly underweight stocks found in the financials, technology, consumer discretionary and energy sectors. The Fund’s largest overweight allocations are in the industrials, materials, health care and consumer staples sectors. Given these sector weights, and other portfolio characteristics, we consider the Fund to be defensively positioned relative to the S&P 500.

During the quarter, the Fund trimmed one major long-term holding, Gilead Sciences, from 5% of the portfolio to 3%. While we remain very positive about the company’s growing HIV business and emerging drug pipeline, several top executives are departing the company in 2019, including CEO John Milligan, who will step down by year end. We reduced our position due to this management uncertainty.

The Fund bought Synopsys during the quarter, which sells hardware and software for designing integrated circuits and systems to semiconductor companies. Like Cadence Design Systems, a company we added to the Fund in the second quarter, Synopsys is set to benefit from increased complexity in chip design, and will see vast emerging opportunities as cloud computing workloads require new chips and systems. Whereas Synopsys is especially strong in digital chip design and has an emerging software security business, Cadence has leading share in analog and custom chip R&D tools. Our investments in these two companies are a fantastic way for the Fund to participate in the growth of cloud computing and the explosion of data analytics.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of September 30, 2018, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $38.82, so the Fund gained 5.35% in the third quarter. This compares to a gain of 7.71% for the S&P 500 Index (“S&P 500”) and a gain of 5.70% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). The Fund underperformed this quarter, causing us to lag the S&P 500 and the Lipper average for the one-year period as well. For the year-to-date, the Parnassus Endeavor Fund – Investor Shares is up 4.41%, compared to 7.60% for the Lipper average and 10.56% for the S&P 500. Longer-term, we are ahead of both benchmarks for most time periods (three-, five- and ten-years.) See the table below for details.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2018

Parnassus Endeavor Fund Investor Shares	9.82	17.37	15.17	15.01	0.92	0.92

Parnassus Endeavor Fund Institutional Shares	10.04	17.59	15.31	15.09	0.72	0.72

S&P 500 Index	17.91	17.31	13.95	11.97	NA	NA

Lipper Multi-Cap Core Average	14.03	14.15	11.04	10.40	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 13.12%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Endeavor Fund – Investor Shares gained 5.35% for the quarter, trailing the S&P 500 by 236 basis points (one basis point is 1/100th of one percent) and the Lipper average by 35 basis points (bps). Normally, a gain of 5.35% in a quarter would be great, since on an annualized basis, it’s well over 20% per year. This year, though, the market has been so strong, that it’s hard to keep up. While most stocks earned less than the S&P 500, a handful of highflying tech giants like Amazon, Apple and Microsoft have had the biggest impact on the index. (While we own a small position in Apple, it only accounts for one-tenth of one percent, so its influence on our return is negligible.) Because we follow a value investment strategy, we don’t own most of the high-fliers, so our performance suffers in comparison to them, but it looks pretty good in absolute terms. We think that the high-fliers are overvalued, so we’ve avoided them, but overvalued stocks can keep going higher and become even more overvalued. When the correction comes, as it always does, we hope to avoid going down as much as the S&P 500.

For the quarter, there were two stocks that cut 60 basis points (bps) or more off the Fund’s return, but there were five that added 60 bps or more. The one that hurt us the most was Hanesbrands, a leading manufacturer of undergarments and athletic apparel, which subtracted 77 bps from the Fund’s return, as its stock sank from $22.02 to $18.43 for a negative total return of 15.6%. (for this report, we will quote total return to the portfolio, which includes price change and dividends). The sharp price drop was due to the decision by Target to discontinue Hanesbrands’ “C9 Champion” apparel brand when the exclusive contract ends in January of 2020. Despite the lost future revenue, management remained confident in the long-term growth of the Champion brand.

PARNASSUS FUNDS	Quarterly Report • Q3 2018

During the second quarter, Champion global sales increased 18%. Outside the U.S. mass-market, which includes Target, Champion activewear grew 70%. Contributing to this impressive growth were strong consumer demand, increasing online sales and more shelf space at specialty retailers.

Micron Technology sliced 70 bps from the Fund’s performance, as its stock sank from $52.44 to $45.23 for a negative total return of 13.7%. Prices for Micron’s dynamic random-access memory chips (DRAMs) stayed flat this quarter, after rising steadily for two years. This stoked investor fears that the cycle had peaked, and this fear was magnified when management lowered their profit forecast, citing weaker PC demand, higher inventory with customers and the potential impact of the U.S.-China trade dispute. Long-term, however, strong demand from datacenters and the Internet-of-Things (IOT) should increase sales of memory chips.

Turning to the winners, the Fund’s best-performer was Qualcomm, the leading supplier of telecommunications chips found in virtually every smartphone and wireless device in the world. During the quarter, the stock went from $56.12 to $72.03, while yielding a total return of 29.5% and adding 254 bps to the Fund’s return. For over a year, Qualcomm had been in discussions with NXP Semiconductor to acquire the latter, but the Chinese government refused to approve the transaction, so on July 26, Qualcomm withdrew its $44 billion offer. Interestingly enough, the stock raced higher once uncertainty over the deal’s closing was lifted, and management used the funds to buy back shares of the company.

Drugstore chain CVS Health increased the Fund’s return by 111 bps, as the stock went from $64.35 to $78.72 for a total return of 23.3%. Shares moved higher, after the company announced better-than-expected profits and raised earnings guidance for the year. Investors had been concerned about the company’s policy of retaining rebates from drug companies, but management disclosed that this accounted for only 3% of its earnings, much lower than investors feared. The stock kept moving higher toward the end of the quarter, when the Department of Justice approved Cigna’s acquisition of Express Scripts, indicating that CVS’s acquisition of Aetna would probably be approved in the near future.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C (HCV), contributed 73 bps to the Fund’s return, as the stock climbed from $70.84 to $77.21 for a total return of 9.8%. Despite the announcement that CEO John Milligan will leave the company by year-end, the stock was up, as Gilead reported strong demand for its HIV medicine and promising data from its clinical trials. After two years of revenue declines, investors were encouraged that sales might start moving higher again. Demand trends in the HIV market remained healthy and management reported a more stable and predictable HCV business with pricing pressure and share losses moderating.

Parnassus Endeavor Fund as of September 30, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Pharmaceutical company Allergan added 72 bps to the Fund’s return, as the stock went from $166.72 to $190.48 with a total return of 14.7%. The shares rallied after the company reported better-than-expected earnings and raised guidance for the remainder of the year. The aesthetics franchise continues to show robust growth, and management is bullish on the long-term outlook for this business, expecting that it will double over the next five-to-seven years. As the shares appreciated, we trimmed our position to take some profits.

Autodesk is the leading software provider for architects, engineers and designers, and it generated a total return of 19.1% for the quarter, increasing the Fund’s return by 62 bps, as its stock went from $131.09 to $156.11. Strong demand for its cloud-based products increased revenue and earnings, while the number of subscribers moved higher. We believe Autodesk’s earnings will continue to move higher, as it benefits from increasing adoption of its software tools in the design process. The company should see market-share gains and increased operating leverage.

Quarterly Report • Q3 2018	PARNASSUS FUNDS

Outlook and Strategy

As we write this report, the stock market is at an all-time high. The economy is very strong, so the stock market should be doing well. The tax cuts have been helping, and unemployment is very low. Right now, there are more job openings than there are people looking for work.

Even so, it looks like the market has gotten ahead of itself. The price/earnings ratio (P/E ratio) of the S&P 500 is now at 21.5 based on last 12 months earnings. This compares to a long-term average of 17.9. By this measure, it seems like the market is overvalued now. By comparison, the P/E ratio of the Parnassus Endeavor Fund is 18.0. On a price/earnings basis, U.S. stocks are trading at a 12% premium to an MSCI Index of 22 developed markets and 24 emerging markets, which is the biggest gap since 2009, according to Bank of America Merrill Lynch. Compared to both international markets and its previous history, the American market appears overvalued.

As we’ve seen, however, an overvalued market does not mean that stocks will fall – at least not right away. They can keep going higher for an extended period of time. There has to be a catalyst or some strong force that causes a stock market plunge. In 2000, it was the dot-com bust. In 2008, it was the melt-down of mortgage-backed securities and the collapse of brokerage firms like Lehman, Bear Stearns and even Merrill Lynch, which had to be saved by Bank of America.

It’s impossible to know what might touch off the next big move down, but one possibility might be a trade war with China. Given our interdependent international economies, this is a real possibility. For example, Apple iPhones are made by a Taiwanese company and an enormous percentage of them are manufactured in mainland China.

Our strategy has been to avoid the high-fliers. While this helps us manage downside risk, it means that we will underperform somewhat in periods like this one. Over the long-term, though, we have substantially outperformed the market.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Billy J. Hwan Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2018

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of September 30, 2018, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $33.71, so the total return for the quarter was 3.53%. This compares to a gain of 5.00% for the Russell Midcap Index (the “Russell”) and 3.86% for the Lipper Mid-Cap Core Fund Average, which represents the average mid-cap core funds followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2018

Parnassus Mid Cap Fund Investor Shares	9.40	14.06	10.92	11.94	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	9.66	14.29	11.08	12.02	0.75	0.75

Russell Midcap Index	13.98	14.50	11.65	12.31	NA	NA

Lipper Mid-Cap Core Fund Average	10.83	12.53	9.38	10.42	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 10.40%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

Stock investors kept cool heads this past quarter, ignoring international and domestic political spectacles as well as the recent rate-hike. They instead focused on the strong domestic economy to drive U.S. stocks to near-record highs. The S&P 500 gained nearly 7.71% during the quarter, and the Russell wasn’t too far behind, posting a gain of 5.00%.

The Parnassus Mid Cap Fund – Investor Shares returned 3.53% during the third quarter but trailed its surging benchmarks. The Fund trailed the Russell by 147 basis points (one basis point is 1/100th of one percent) and the Lipper average by 33 basis points over the quarter. As a result, for the year-to-date, the Parnassus Mid Cap Fund – Investor Shares is up 5.11%, 235 basis points behind the Russell and 23 basis points behind the Lipper average.

From an allocation perspective, the Fund was hurt because of overweight positions in the consumer staples and materials sectors, two of the worst-performing sectors in the Russell. On the flip-side, the Fund benefitted from having an underweight position in the real estate sector, because this sector also performed poorly.

As usual, stock selection had a much greater impact on performance than our allocation decisions. Poor performance in our health care, utilities and consumer discretionary stocks hurt performance relative to the Russell by almost 200 basis points, while good stock picking in the consumer staples, industrials and materials stocks helped the Fund’s performance relative to the Russell by 125 basis points.

The biggest loser was Hanesbrands, a leading manufacturer of undergarments and athletic apparel. The stock subtracted 59 basis points from the Fund’s return, as its stock yielded a total

Quarterly Report • Q3 2018	PARNASSUS FUNDS

negative return of 15.6% (for this report, we will quote total return to the portfolio, which includes price change and dividends). The sharp price drop was due to retailer Target’s decision to discontinue the exclusive ‘C9 Champion’ apparel brand in 2020. The ‘C9 Champion’ program was in place for 15 years and contributed roughly 5% to annual sales. Despite the expected revenue loss, management is confident in the long-term growth of the Champion brand. During the second quarter, Champion global sales increased 18%. Outside of the U.S. mass channels, Champion activewear grew 70%. Strong consumer demand, space gains in specialty channels and continued online penetration contributed to the impressive growth.

MDU Resources, a diversified conglomerate with operations in electric and gas utilities, pipelines and construction materials and services, subtracted 30 basis points from the Fund’s return, as the total return of its stock was negative 9.8% for the quarter. The stock fell after the company delivered disappointing earnings results, driven by an unfavorable rate case outcome in its gas distribution segment and weaker than expect results in its construction materials business. We continue to see upside in the stock as the company benefits from a robust construction backlog and strong customer and capital expenditures growth in its Utility segments.

eBay, best known for its global online marketplace, subtracted 30 basis points from the Fund’s return, as the total return of its stock was negative 8.9%. The stock slumped after management lowered its outlook for annual revenue growth from 7%-9% to 6%-7%, due to a deceleration in gross merchandise volume growth in its core Marketplace segment and weaker ticket demand in its StubHub segment. Despite the recent weakness, we remain optimistic that eBay’s new marketing and platform enhancements, along with its initiatives to offer its own payments service, will drive higher earnings.

Our biggest winner was Xylem, a global industrial company providing a complete set of products for the water industry, including pumps, filtration and measurement equipment. The company contributed 61 basis points to the Fund’s return, as the total return of the stock was 18.9%. Following margin pressures from higher material costs and unfavorable foreign exchange in the previous quarter, the company successfully navigated these headwinds with recent price increases and ongoing operational improvements. Sales in the quarter also benefited from improved water treatment activity and continued strong demand in utilities, commercial and industrial end markets.

Parnassus Mid Cap Fund as of September 30, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Integrated Device Technology, Inc., a leading provider of high-performance analog mixed signal solutions, contributed 58 basis points to the Fund’s return as the total return of its shares was 47.5%. The shares jumped after the company announced an agreement with Renesas Electronic Corporation to be acquired for $49 per share in an all-cash transaction. We’re sorry to lose this high-quality business after such a short period of time in the portfolio, but we’re pleased about the gain the transaction provided for our shareholders.

Motorola Solutions, the largest provider of mission-critical communications solutions, added 48 basis points to the Fund’s return as its total return was 12.3%. The stock moved higher after the company raised its full-year earnings guidance for the second consecutive quarter due to broad-based demand for Motorola’s land mobile radio systems and surveillance solutions from its recent acquisition of Avigilon. The shares rose again after Motorola reached an agreement with the United Kingdom to extend the company’s Airwave nationwide digital radio network for three more years. We trimmed our position in response to the recent share price appreciation.

Outlook and Strategy

The Russell delivered a hefty gain during the third quarter, and mid-cap stocks are now up an amazing 340% since this long-tenured bull market began over nine years ago. The Russell climbed higher given continued corporate earnings momentum

PARNASSUS FUNDS	Quarterly Report • Q3 2018

and the strong economy, specifically strong GDP growth, rising consumer confidence, record-low unemployment and controlled inflation. Federal Reserve Bank of Chicago President Charles Evans recently summarized the environment well, commenting that “the U.S. economy is firing on all cylinders.”

At the same time, we are concerned about the sustainability of corporate earnings growth, one of the core drivers of stock market performance. Corporate earnings were boosted this year due to the significant reduction in the corporate tax rate and increased share buybacks driven from the resulting cash flow. On top of this, it’s likely that the Fed will continue to raise rates as the economy heats up, causing borrowing costs to go up and the economy to cool. Tariff wars are also expanding the range of outcomes for many companies and could materially dent corporate profits. Our cautious stance is further supported by our view that stocks are trading at high valuations.

One of our greatest sector exposures is in information technology. The Fund’s 16% exposure is below the Russell’s 19% weight, but it’s still a large percentage of the portfolio. We are attracted to companies in this sector that exhibit good growth, recurring revenue, wide moats, solid potential returns on capital, disciplined managers and manageable leverage. We believe these qualities will enable the companies to do well regardless of the economic environment.

One company that exhibits these qualities is Trimble Inc. We initiated a position during the quarter in this leading provider of global positioning system (GPS) data collection products for agricultural applications. The company is also expanding its platform to include application software and laser and optical sensing solutions for the construction and industrial markets. Trimble’s industry-leading products are benefiting from long-range, secular demand trends such as increasing use of software and automation in its end markets. We also believe its business model shift toward software and subscription should support years of margin expansion.

We added a small position in Nielsen Holdings, a leading provider of performance measurement and data analytics used by television networks, digital media, social media and consumer packaged goods (CPG) companies. The stock reached $56 just two years ago and recently traded in the low-$20’s due to weakness in its Buy segment, which provides measurement solutions to CPG companies. This created an attractive opportunity for us to initiate a position in the stock, as we believe management has a clear path to unlock value, and the risk-reward for the stock is highly favorable.

Finally, we added shares of communication services company Zayo Group Holdings, a leading provider of bandwidth infrastructure in North America and Europe. Zayo owns a dense network of data centers and fiber optic cable that is used by its customers for connectivity solutions. As demand for bandwidth and data consumption continues to grow due to strong secular trends related to cloud computing, autonomous vehicles and next-generation wireless networks, Zayo’s unique, hard-to-replicate assets should become increasingly relevant. The stock recently sold off due to near-term concerns over quarterly bookings, creating an asymmetric risk-reward opportunity. As the company benefits from an attractive highly recurring revenue model, improved sales force execution and unrelenting growth in data consumption, we expect bookings performance to improve and the market to better appreciate Zayo’s advantaged assets.

We’re limiting the Fund’s exposure in sectors that would be most negatively impacted if the economy slows down. Compared with the Russell, we have fewer energy, consumer discretionary, financial and real estate stocks. We believe these sectors generally possess a wider range of outcomes, less defensible moats and a higher potential for permanent capital loss. Our largest concentration of stocks as of the quarter-end was in the information technologies and industrials sectors, where we’ve focused on companies with multi-year secular growth drivers and strong cash flows, which should enable them to weather more challenging economic times.

Our portfolio is currently made up of 39 well-managed, attractively valued businesses with products and services that have competitive advantages and are increasingly relevant to customers. We believe that these businesses collectively will outperform the market in varied economic conditions over the long-run.

Thank you for your investment in the Parnassus Mid Cap Fund,

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of September 30, 2018, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $15.92, producing a gain for the quarter of 0.29% (including dividends). This compares to gains of 0.02% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 0.12% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). Through the first three quarters of 2018, the Parnassus Fixed Income Fund – Investor Shares posted a loss of 1.77%, as compared to losses of 1.60% for the Barclays Aggregate Index and 1.58% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 3.03%, and the unsubsidized SEC yield was 2.75%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2018

Parnassus Fixed Income Fund Investor Shares	-1.71	1.09	1.61	3.30	0.82	0.68

Parnassus Fixed Income Fund Institutional Shares	-1.49	1.32	1.75	3.37	0.49	0.47

Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	1.31	2.16	3.77	NA	NA

Lipper Core Bond Fund Average	-1.23	1.44	2.04	3.99	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 1.14%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The third quarter was an exceptional one for the U.S. economy. Growth was robust, job gains consistent and both wages and inflation ticked higher. The Federal Reserve hiked its Federal Funds Rate during the quarter, a reflection on the strength of the economy, and interest rates rose. Despite an environment that’s usually negative for bonds, the Parnassus Fixed Income Fund did very well in the quarter.

The Parnassus Fixed Income Fund – Investor Shares outperformed in the quarter, gaining 0.29% versus 0.02% for the Barclays Aggregate Index and 0.12% for the Lipper average. The Fund benefitted from its substantial overweight allocation to corporate bonds. Credit spreads fell, and so corporate bonds rallied, reflecting the strength of the economy and the acceleration of corporate profits. This performance is in contrast to the first two quarters of the year, when credit spreads rose, and demonstrates how the Fund performs in a strengthening economy.

The top two performing bonds over the quarter were two of our longest bonds, both having maturities in the 2040s. Declining credit spreads have an outsized impact on these bonds, given the cumulative impact of lower interest rates over many years. Bonds issued by National Oilwell Varco returned 3.43% and added 4 basis points (one basis point is 1/100th of one percent) to the total return. These bonds not only benefitted from declining spreads overall, but also from increasing strength in the oil market. The company creates products that make drilling more efficient, and therefore less damaging on the environment, as well as safety tools. Demand for its products increased as the price of oil rose.

PARNASSUS FUNDS	Quarterly Report • Q3 2018

A long-dated bond issued by Apple returned 2.00% and added 3 basis points to the total return (for this report, we will quote total return to the portfolio, which includes price change and dividends). The Fund also holds a green bond that was issued by Apple and matures in 2023. Together, the two bonds added 4 basis points to the total return. Similar to National Oilwell Varco, this bond benefitted from both general market trends and strength at the company level. Sales of iPhones continue to surpass expectations and the company’s services business, which includes Apple Pay, Apple Music and iTunes, has seen excellent growth. Apple is a top position in the Fund and it serves two purposes: its excellent credit quality provides price consistency and its excellent growth prospects provide opportunity for upside.

Bonds issued by Masco Corporation returned 1.67% and added 3 basis points to the total return. As the parent company for brands including Behr Paint, Delta Faucets and Milgard Windows, we expected the company to benefit from this year’s strong economic growth. Profitability and cash flow have improved nicely and with the gains this quarter, we felt that the bonds were getting closer to full value. While we still have a core position in the bonds, Masco is no longer one of our top holdings.

Only two positions meaningfully detracted from performance and both are preferred stock holdings. As a reminder, preferred stock is a fixed income security, despite its name. The shares pay a regular, fixed dividend and that dividend is prioritized over dividends to holders of regular stock. Our positions in Public Storage and Sempra Energy both shaved 5 basis points from the total return. When interest rates rise, the value of preferred stock falls because the coupon is fixed. Our preferred stock positions were impacted by these market fundamentals as well as by company-specific issues in the quarter.

Preferred stock issued by Public Storage fell 3.33% over the quarter, fueled by concerns about falling same-store sales. There has been a building boom in storage facilities and, not only did this new competition push Public Storage’s same-store sales down to 1.5%, there is concern it might turn negative. We continue to believe Public Storage’s preferred stock is a good fit for the Fund, as its facilities are concentrated in high-value markets, it has an excellent balance sheet and the shares have an attractive coupon.

Preferred stock issued by Sempra Energy fell 2.3% in the quarter. The stock fell principally due to the market movements discussed above, though there is also an overhang on the utility due to last year’s wildfires in Napa and Sonoma counties. Those fires were caused by faulty equipment from a different utility company, and while Sempra was not involved, investors continue to be concerned about how future wildfire liabilities will be treated. We appreciate those concerns, but also believe that Sempra has best-in-class technological capabilities to monitor weather and ground conditions near its equipment, and to proactively address any issues.

Parnassus Fixed Income Fund as of September 30, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

In the quarter, we added positions in three new corporations. First, Mondelez, the owner of snack brands including Oreo, Ritz and Cadbury, returned to the portfolio. We owned the bonds between 2013-2015 because we believed in the company’s plan to improve margins and reduce debt, but were not a holder in the interim due to concerns about declining revenues. After meeting with the new CEO, Dirk Van de Put, we regained confidence that the company will return to growth and meet our cash flow expectations.

Within our high yield portfolio, we reduced our position in Nielsen Holdings and added a position in Zayo Group. The operating environment for Nielsen, the ratings company, has changed substantially over the past few years, as consumer purchasing and viewing preferences have evolved. Unfortunately, the company has struggled to adapt to those changes. Companies must have a strong or increasing relevancy to the economy to be included in the Fund, and we felt that the case for Nielsen was fading. On the other hand, the Zayo Group owns internet infrastructure, principally fiber networks. This is an

Quarterly Report • Q3 2018	PARNASSUS FUNDS

increasingly relevant asset that’s difficult to replicate. While the company has a “B” rating from S&P, we believe some of the credit risk is offset by its recurring revenue and, coupled with its excellent yield, we think the bonds provide a great investment opportunity.

Finally, we initiated a position in Cadence Design Systems, a company that sells hardware and software to semiconductor companies to design integrated circuits and electronic products. This BBB-rated company has an attractive yield, but also a net cash position and increasingly relevant products, so is a great fit for the Parnassus Fixed Income Fund.

We no longer hold FedEx or UPS in the portfolio as of this quarter, as both bonds were sold on valuation concerns. We continue to believe that prospects are bright for FedEx, as the company proactively began modernizing its fleet and facilities in 2013, putting it several years ahead of UPS, and we hope to own the bonds again in the future.

Several economic indicators were exceptionally high this quarter, including consumer confidence and ISM Non-Manufacturing, which is a measure of business activity at companies outside of the manufacturing sector. The ISM data showed that, in September, business activity outside of manufacturing was at its highest level in 21 years. Consumer confidence is at a level seen in only 11 other months since 1967, and those other 11 months were all in 1999 or 2000.

A hot economy usually means that interest rates are rising, and they did so in the third quarter. We’ve also heard from many of our portfolio companies that they expect to raise prices in the fall, which means that inflation is likely to continue moving higher as well. While that’s typically negative for bond holders, our substantial overweight to corporate bonds helps cushion impact. Corporate bonds have higher yields and corporations themselves benefit from a strong economy, as credit worthiness improves.

The economy could certainly stay strong for years to come, as the Federal Reserve expects, but typically such high levels of business activity indicate that parts of our economy are overheating. Because of our large focus on corporate bonds, we continually assess the risk to the portfolio from a slowing economy. We do this by assessing the range of outcomes for each of our holdings, which includes analyzing the bond’s yield, cash flow and cash reserves, leverage, and margin characteristics. Because we hold bonds issued by only 42 companies, we are able to look beyond the credit rating and into the core operations of the business to determine the risks to profitability and cash generation.

The bonds in the portfolio have a mix of credit qualities, but all are backed by durable assets or increasingly in-demand services, and so we expect them be excellent investments over the long-term.

As always, thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2018

Responsible Investing Notes

I wrote about the devastating hurricanes Harvey, Irma and Maria in the third quarter 2017 report. Unfortunately, this year we experienced another calamitous tropical storm, Hurricane Florence. This deadly hurricane resulted in dozens of fatalities and significantly impacted the livelihoods of the people in the Carolinas and other parts of the East Coast. North Carolina bore the brunt of the storm.

AIR Worldwide, a subsidiary of Verisk Analytics, estimates the cost of damage from Hurricane Florence’s wind and storm surge to be between $1.4 billion to $4.6 billion. This estimate does not include the even greater impact of flooding. Moody’s Analytics estimates the total economic cost for North Carolina – including flooding – to be between $38 billion and $50 billion. If the final cost of Hurricane Florence reaches $50 billion, it will rank among the ten costliest hurricanes to hit the East Coast.

Some of those who do not live in hurricane-prone areas may wonder why the flooding would be more damaging than the initial wind and storm surge. The National Oceanic and Atmospheric Administration has acknowledged the link between ocean surface temperatures and tropical storm intensity.1 In other words, warm waters fuel stronger storms. As the earth continues to experience temperature extremes, including record-breaking heat, we should remember our oceans are warming as well. Hurricane Florence demonstrated that warmer ocean surfaces not only bring about strong winds and storm surges but also heavier rains and devastating flooding. In the case of Hurricane Florence, the heavy rainfall was particularly damaging because the tropical storm stalled for several days instead of swiftly moving through the region.

Meanwhile, in California, several promising initiatives to tackle climate change and its growing impact on our planet are gaining momentum. The state legislature recently passed SB100, an ambitious bill requiring carbon-free electricity by 2045. In September, San Francisco hosted the Global Climate Action Summit, an international summit where government, business, investment and civic leaders met to address climate change. The Principles of Responsible Investment, a United Nations-supported body of responsible investors representing $80 trillion of assets under management, also held their conference in San Francisco during September.

In both meetings, climate change and the decarbonization of our global economy were the dominant topics of discussion. For example, participants considered how investors are identifying new low carbon opportunities and assessing climate risk beyond fossil fuels. Our own Chairman and Portfolio Manager Jerome Dodson participated in a panel discussion on investing in climate solutions. Alphabet Inc.’s Google announced a new product, the Environmental Insights Explorer. The Environmental Insights Explorer will merge Google Maps data and data from the Environmental Protection Agency to provide city-level greenhouse gas estimates that local leaders can use in their climate change programs. It’s fascinating to see Google leverage its existing data to create new and innovative ways to address climate change.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Yours truly,

Iyassu Essayas

Director of ESG Research

1	National Oceanic and Atmospheric Administration. “Hurricanes form over tropical oceans, where warm water and air interact to create these storms.” https://oceanexplorer.noaa.gov/facts/hurricanes.html

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of September 30, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Thomson Reuters Corp.	1,334,769	60,972,248	6.1%
Alliance Data Systems Corp.	245,000	57,859,200	5.7%
CVS Health Corp.	680,000	53,529,600	5.3%
Nielsen Holdings plc	1,810,000	50,064,600	5.0%
Mondelez International Inc., Class A	935,500	40,189,080	4.0%
Motorola Solutions Inc.	288,079	37,490,601	3.7%
Allergan plc	194,804	37,106,266	3.7%
Alphabet Inc., Class A	30,000	36,212,400	3.6%
Hologic Inc.	811,734	33,264,859	3.3%
Belmond Ltd.	1,765,147	32,213,933	3.2%
3M Company	151,627	31,949,325	3.2%
Mattel Inc.	1,985,411	31,170,953	3.1%
Signature Bank	246,068	28,258,449	2.8%
Praxair Inc.	175,000	28,127,750	2.8%
Novartis AG (ADR)	321,301	27,683,294	2.8%
First Horizon National Corp.	1,600,000	27,616,000	2.7%
Starbucks Corp.	479,313	27,244,151	2.7%
Gilead Sciences Inc.	343,776	26,542,945	2.6%
Trimble Inc.	578,160	25,126,833	2.5%
T-Mobile US Inc.	352,000	24,703,360	2.5%
Charles Schwab Corp.	500,000	24,575,000	2.4%
Intel Corp.	519,589	24,571,364	2.4%
eBay Inc.	730,000	24,104,600	2.4%
Public Storage	117,748	23,741,529	2.4%
Cognizant Technology Solutions Corp.	306,251	23,627,265	2.3%
PPG Industries Inc.	209,000	22,808,170	2.3%
Zayo Group Holdings Inc.	600,000	20,832,000	2.1%
FedEx Corp.	85,000	20,467,150	2.0%
Air Lease Corp.	440,000	20,187,200	2.0%
Pentair plc	460,000	19,941,000	2.0%
Axalta Coating Systems Ltd.	673,680	19,644,509	2.0%
Redwood Trust Inc.	1,100,000	17,864,000	1.8%

Total investment in equities		979,689,634	97.4%
Total short-term securities		15,918,826	1.6%

Other assets and liabilities		10,345,649	1.0%

Total net assets		1,005,954,109	100.0%

Net asset value as of September 30, 2018
Investor shares		$50.11
Institutional shares		$50.14

PARNASSUS FUNDS	Quarterly Report • Q3 2018

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of September 30, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

CVS Health Corp.	11,295,198	889,157,986	5.3%
The Walt Disney Co.	6,671,807	780,201,111	4.6%
Praxair Inc.	4,530,100	728,122,973	4.3%
3M Company	3,175,354	669,078,841	4.0%
Mastercard Inc., Class A	2,883,460	641,887,031	3.8%
The Clorox Company	3,693,180	555,491,204	3.3%
American Express Co.	5,172,626	550,832,943	3.3%
VF Corp.	5,761,646	538,425,819	3.2%
Gilead Sciences Inc.	6,845,269	528,523,219	3.1%
United Parcel Service Inc., Class B	4,435,122	517,800,494	3.1%
Danaher Corp.	4,569,758	496,549,904	2.9%
Synopsys Inc.	4,987,658	491,832,955	2.9%
Cadence Design Systems Inc.	10,815,851	490,174,367	2.9%
Starbucks Corp.	8,483,529	482,203,788	2.9%
Verisk Analytics Inc.	3,584,925	432,162,709	2.6%
Waste Management Inc.	4,761,257	430,227,183	2.5%
Cerner Corp.	6,677,151	430,075,296	2.5%
Apple Inc.	1,848,717	417,329,376	2.5%
Charles Schwab Corp.	8,480,463	416,814,756	2.5%
PPG Industries Inc.	3,737,607	407,885,052	2.4%
Alphabet Inc., Class C	339,650	405,362,086	2.4%
Sysco Corp.	5,490,031	402,144,771	2.4%
Hologic Inc.	9,316,091	381,773,409	2.3%
Alphabet Inc., Class A	314,291	379,374,380	2.3%
Intel Corp.	7,717,674	364,968,803	2.2%
Sempra Energy	3,162,310	359,712,763	2.1%
Motorola Solutions Inc.	2,713,689	353,159,486	2.1%
Xylem Inc.	4,418,382	352,896,170	2.1%
Novartis AG (ADR)	4,093,625	352,706,730	2.1%
First Republic Bank	3,628,362	348,322,752	2.1%
Iron Mountain Inc.	9,724,670	335,695,608	2.0%
National Oilwell Varco Inc.	7,783,871	335,329,163	2.0%
The Procter & Gamble Co.	3,896,237	324,283,806	1.9%
Public Storage	1,435,983	289,537,252	1.7%
MDU Resources Group Inc.	10,352,944	265,967,131	1.6%
Pentair plc	5,071,456	219,847,618	1.3%
WD-40 Co.	1,220,000	209,962,000	1.2%

Total investment in equities		16,575,820,935	98.4%
Total short-term securities		293,786,190	1.7%

Other assets and liabilities		(24,212,396)	(0.1%)

Total net assets		16,845,394,729	100.0%

Net asset value as of September 30, 2018
Investor shares		$46.74
Institutional shares		$46.80

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

QUALCOMM Inc.	4,800,000	345,744,000	6.7%
Mattel Inc.	19,500,000	306,150,000	6.0%
CVS Health Corp.	3,600,000	283,392,000	5.5%
United Parcel Service Inc., Class B	2,050,000	239,337,500	4.7%
Alliance Data Systems	1,000,000	236,160,000	4.6%
Micron Technology Inc.	4,900,000	221,627,000	4.3%
Hanesbrands Inc.	12,000,000	221,160,000	4.3%
Bristol-Myers Squibb Co.	3,500,000	217,280,000	4.3%
Gilead Sciences Inc.	2,750,000	212,327,500	4.1%
American Express Co.	1,800,000	191,682,000	3.7%
Starbucks Corp.	3,000,000	170,520,000	3.3%
Alphabet Inc., Class A	135,000	162,955,800	3.2%
Allergan plc	850,000	161,908,000	3.2%
Charles Schwab Corp.	3,100,000	152,365,000	3.0%
Perrigo Co. plc	1,997,500	141,423,000	2.8%
Cummins Inc.	850,000	124,159,500	2.4%
Signature Bank	1,045,000	120,007,800	2.3%
Applied Materials Inc.	2,800,000	108,220,000	2.1%
Lam Research Corp.	700,000	106,190,000	2.1%
Johnson Controls International plc	3,000,000	105,000,000	2.1%
Autodesk Inc.	660,000	103,032,600	2.0%
Hologic Inc.	2,500,000	102,450,000	2.0%
Nielsen Holdings plc	3,000,000	82,980,000	1.6%
IPG Photonics Corp.	500,000	78,035,000	1.5%
eBay Inc.	2,200,000	72,644,000	1.4%
Capital One Financial Corp.	600,000	56,958,000	1.1%
Biogen Inc.	55,000	19,432,050	0.4%
Celgene Corp.	150,000	13,423,500	0.3%
Deere & Co.	50,000	7,516,500	0.2%
Costco Wholesale Corp.	25,000	5,872,000	0.1%
Apple Inc.	25,000	5,643,500	0.1%
Intel Corp.	75,000	3,546,750	0.1%

Total investment in equities		4,379,143,000	85.5%
Total short-term securities		740,969,900	14.4%

Other assets and liabilities		2,831,187	0.1%

Total net assets		5,122,944,087	100.0%

Net asset value as of September 30, 2018
Investor shares		$38.82
Institutional shares		$38.91

PARNASSUS FUNDS	Quarterly Report • Q3 2018

PARNASSUS MID CAP FUND

Portfolio of Investments as of September 30, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	995,375	129,538,102	4.2%
Hologic Inc.	2,971,820	121,785,184	4.0%
Teleflex Inc.	453,609	120,700,819	4.0%
Fiserv Inc.	1,413,696	116,460,276	3.8%
First Horizon National Corp.	6,509,611	112,355,886	3.7%
Xylem Inc.	1,393,934	111,333,509	3.7%
Verisk Analytics Inc.	876,006	105,602,523	3.5%
The Clorox Company	657,826	98,943,609	3.2%
Iron Mountain Inc.	2,820,145	97,351,405	3.2%
Hanesbrands Inc.	5,055,732	93,177,141	3.1%
Praxair Inc.	541,265	86,997,523	2.9%
Pentair plc	2,001,916	86,783,059	2.8%
VF Corp.	920,595	86,029,603	2.8%
Axalta Coating Systems Ltd.	2,835,881	82,694,290	2.7%
McCormick & Co.	620,298	81,724,261	2.7%
National Oilwell Varco Inc.	1,896,362	81,695,275	2.7%
eBay Inc.	2,461,360	81,274,107	2.7%
Sysco Corp.	1,101,816	80,708,022	2.6%
Sempra Energy	700,000	79,625,000	2.6%
First Republic Bank	802,849	77,073,504	2.5%
Trimble Inc.	1,742,880	75,745,565	2.5%
MDU Resources Group Inc.	2,938,665	75,494,304	2.5%
Fortive Corp.	893,250	75,211,650	2.5%
Thomson Reuters Corp.	1,602,772	73,214,625	2.4%
Zayo Group Holdings Inc.	1,957,324	67,958,289	2.2%
SEI Investments Co.	1,097,545	67,060,000	2.2%
Ecolab Inc.	410,000	64,279,800	2.1%
Waste Management Inc.	661,103	59,737,267	2.0%
Public Storage	288,369	58,143,841	1.9%
Integrated Device Technology Inc.	1,129,907	53,116,928	1.7%
Synopsys Inc.	469,604	46,307,650	1.5%
Shaw Communications Inc., Class B	2,325,497	45,323,937	1.5%
Cadence Design Systems Inc.	998,082	45,233,076	1.5%
Dentsply Sirona Inc.	918,087	34,648,603	1.1%
Northwest Natural Gas Co.	447,973	29,969,394	1.0%
First American Financial Corp.	572,998	29,560,967	1.0%
Expeditors International of Washington Inc.	391,418	28,780,966	0.9%
Nielsen Holdings plc	820,332	22,690,383	0.7%
ACI Worldwide Inc.	650,450	18,303,663	0.6%

Total investment in equities		2,902,634,006	95.2%
Total short-term securities		142,638,289	4.7%

Other assets and liabilities		4,858,778	0.1%

Total net assets		3,050,131,073	100.0%

Net asset value as of September 30, 2018
Investor shares		$33.71
Institutional shares		$33.81

Quarterly Report • Q3 2018	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2018 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets

Sempra Energy	6.00%	01/15/2021	50,000	5,042,000	2.3%
Public Storage	5.15%	06/02/2022	121,127	2,884,034	1.3%

Total investment in preferred stock				7,926,034	3.6%

Commercial Mortgage-Backed Securities			Principal Amount ($)

JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	974,669	995,918	0.5%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	676,113	674,771	0.3%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	240,160	239,641	0.1%

Total investment in commercial mortgage-backed securities				1,910,330	0.9%

Corporate Bonds

Mastercard Inc.	3.38%	04/01/2024	4,500,000	4,499,223	2.1%
APTIV plc	4.25%	01/15/2026	4,500,000	4,471,862	2.0%
Microsoft Corp.	2.40%	08/08/2026	4,500,000	4,149,243	1.9%
Autodesk Inc.	4.38%	06/15/2025	4,000,000	4,021,520	1.8%
VF Corp.	3.50%	09/01/2021	4,000,000	4,007,292	1.8%
CVS Health Corp.	4.10%	03/25/2025	4,000,000	3,989,288	1.8%
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	3,903,368	1.8%
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,895,922	1.8%
Hilton Worldwide Finance LLC	4.63%	04/01/2025	4,000,000	3,895,000	1.8%
Praxair Inc.	3.20%	01/30/2026	3,977,000	3,878,728	1.8%
Hologic Inc.	4.38%	10/15/2025	4,000,000	3,832,480	1.7%
The Walt Disney Co.	2.95%	06/15/2027	4,000,000	3,799,628	1.7%
3M Company	2.88%	10/15/2027	4,000,000	3,784,340	1.7%
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,686,194	1.7%
Apple Inc.	4.38%	05/13/2045	3,500,000	3,639,115	1.7%
Zayo Group LLC	6.38%	05/15/2025	3,500,000	3,632,195	1.7%
Alphabet Inc.	2.00%	08/15/2026	4,000,000	3,604,648	1.6%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,573,336	1.6%
Sealed Air Corp.	5.25%	04/01/2023	3,500,000	3,561,250	1.6%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,500,000	3,524,654	1.6%
The Clorox Company	3.50%	12/15/2024	3,500,000	3,454,143	1.6%
Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,500,000	3,409,294	1.6%
Nordstrom Inc.	4.00%	03/15/2027	3,500,000	3,394,993	1.5%
Novartis Capital Corp.	3.00%	11/20/2025	3,500,000	3,366,377	1.5%

PARNASSUS FUNDS	Quarterly Report • Q3 2018

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2018 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Costco Wholesale Corp.	3.00%	05/18/2027	3,500,000	3,329,228	1.5%
Xylem Inc.	3.25%	11/01/2026	3,500,000	3,287,095	1.5%
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,151,827	1.4%
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,032,103	1.4%
Masco Corp.	4.45%	04/01/2025	3,000,000	3,029,445	1.4%
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	2,974,327	1.4%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	2,964,432	1.4%
Adobe Systems Inc.	3.25%	02/01/2025	3,000,000	2,931,183	1.3%
Regency Centers LP	3.75%	06/15/2024	3,000,000	2,930,721	1.3%
Hanesbrands Inc.	4.63%	05/15/2024	3,000,000	2,915,625	1.3%
Fortive Corp.	3.15%	06/15/2026	3,000,000	2,792,958	1.3%
National Oilwell Varco Inc.	3.95%	12/01/2042	3,000,000	2,602,359	1.2%
Gilead Sciences Inc.	3.70%	04/01/2024	2,500,000	2,507,738	1.1%
Waste Management Inc.	3.50%	05/15/2024	2,000,000	1,975,298	0.9%
Apple Inc.	2.85%	02/23/2023	2,000,000	1,968,844	0.9%
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	1,965,646	0.9%
Nielsen Finance LLC	5.00%	04/15/2022	2,000,000	1,950,000	0.9%
Waste Management Inc.	3.15%	11/15/2027	2,000,000	1,903,636	0.9%
Agilent Technologies Inc.	3.05%	09/22/2026	2,000,000	1,861,124	0.8%
Starbucks Corp.	3.75%	12/01/2047	1,500,000	1,305,768	0.6%
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,020,194	1,075,003	0.5%

Total investment in corporate bonds				143,428,453	65.3%

Federal Agency Mortgage-Backed Securities

Freddie Mac Pool Q52093	3.50%	11/01/2047	4,238,740	4,174,981	1.9%
Fannie Mae Pool BH1207	4.00%	06/01/2047	3,880,843	3,930,855	1.8%
Fannie Mae Pool AK2413	4.00%	02/01/2042	2,495,354	2,538,796	1.2%
Fannie Mae Pool AB5163	2.50%	05/01/2027	1,998,867	1,944,612	0.9%
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,044,293	1,059,708	0.5%
Fannie Mae Pool AS2502	4.00%	05/01/2044	959,075	972,865	0.4%
Freddie Mac Pool Q52832	4.00%	12/01/2047	916,102	925,814	0.4%
Freddie Mac Pool C91754	4.50%	02/01/2034	728,342	755,663	0.3%
Fannie Mae Pool 890430	3.50%	07/01/2027	654,753	658,439	0.3%
Fannie Mae Pool AV0971	3.50%	08/01/2026	596,513	599,871	0.3%

Total investment in federal agency mortgage-backed securities				17,561,604	8.0%

Supranational Bonds

International Finance Corp.	2.13%	04/07/2026	4,000,000	3,729,308	1.7%

Total investment in supranational bonds				3,729,308	1.7%

Quarterly Report • Q3 2018	PARNASSUS FUNDS

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

U.S. Treasury	2.88%	09/30/2023	4,000,000	3,986,092	1.8%
U.S. Treasury	2.75%	02/15/2019	3,000,000	3,004,101	1.4%
U.S. Treasury	1.50%	01/31/2019	3,000,000	2,991,849	1.4%
U.S. Treasury	1.25%	04/30/2019	3,000,000	2,979,258	1.4%
U.S. Treasury	1.88%	12/31/2019	3,000,000	2,969,064	1.4%
U.S. Treasury	2.88%	05/15/2028	3,000,000	2,954,766	1.3%
U.S. Treasury	2.75%	02/15/2028	3,000,000	2,924,883	1.3%
U.S. Treasury	2.38%	05/15/2027	3,000,000	2,848,242	1.3%
U.S. Treasury	2.25%	08/15/2027	3,000,000	2,813,439	1.3%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,106,954	1.0%
U.S. Treasury	1.88%	12/15/2020	2,000,000	1,958,750	0.9%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,202,900	1,287,322	0.6%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,118,110	1,115,132	0.5%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,113,410	1,085,841	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,062,670	1,028,576	0.5%

Total investment in U.S. government treasury bonds				36,054,269	16.6%
Total long-term investments				210,609,998	96.1%
Total short-term securities				11,898,840	5.4%

Other assets and liabilities				(3,364,475)	(1.5%)

Total net assets				219,144,363	100.0%

Net asset value as of September 30, 2018
Investor shares				$15.92
Institutional shares				$15.92

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